UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2005

May 25, 2005

To Our Shareholders,

SHAREHOLDER RETURN

The first half of fiscal 2005, ending March 31, 2005, was profitable for the Fund.  The net asset value per share advanced to $15.56 on March 31, 2005 compared to $15.26 on September 30, 2004.  This price appreciation plus a capital gain dividend of $0.2704 per share, produced a total return of 3.74%, (assuming that the dividend was reinvested on November 3, 2004, the date the Fund distributed the dividend.)  Since inception of the Fund on October 1, 2001 to March 31, 2005, the Fund has generated an annualized total return of 20.25%, assuming reinvestment of all dividends.

Please read the report from the Fund’s Portfolio Managers, Bill Martindale and Bob Mitchell, which follows this letter.  It is a very interesting analysis of our performance.  You can obtain current investment performance, holdings, and other statistical information on the Fund by visiting our web site, www.conestogacapital.com and following the link to the Conestoga Fund, or by calling 1-800-320-7790.

Portfolio turnover for the six months ended March 31, 2005 has continued at a very low rate (17% annualized), making the Conestoga Small Cap Fund a more tax efficient fund than many funds with comparable investment objectives.

GROWTH OF TOTAL NET ASSETS

During the six months ended March 31, 2005, the Fund has grown rapidly, when measured by total net assets.  At the beginning of the fiscal year on October 1, 2004, the Fund had $4,463,113 in net assets.  By March 31, 2005, this number had grown more than 35% to $6,045,665.  The number of shareholders also increased from 77 on September 30, 2004 to 108 on March 31, 2005.  The Fund is now registered in 13 states and is available through various brokerage organizations.

Morningstar and Lipper are now publishing statistical profiles on the Fund and, at our three year anniversary date, these organizations will add qualitative ratings to our profiles.  We are optimistic that these reviews will be beneficial to the growth of the Fund.

Given our optimism about the Fund’s growth prospects, we are nonetheless confident that substantial new investments in the Fund would not pose any investment or administrative problems.  We are confident that the Fund’s continued growth will benefit all Fund shareholders.

ANNUALIZED EXPENSE RATIO

We are pleased to inform you that the expense ratio charged to the Fund has declined 15% from the annualized rate of 1.60% of total net assets for the fiscal year ended September 30, 2004, to an annualized rate of 1.35% of total net assets for the six months ended March 31, 2005.

This expense reduction per asset dollar invested resulted from a decision by the Fund’s Board of Trustees that it would be in the best interests of shareholders that the Fund discontinue paying Rule 12b-1 distribution and shareholder servicing fees.  Effective October 1, 2004, your Fund stopped charging a Rule 12b-1 fee, and thereby reduced annualized Fund expenses by 0.25% of total net assets.

2% Redemption Charge

In our letter to you last year, we informed you that the Securities and Exchange Commission was evaluating the possibility of requiring many funds to assess a 2% redemption fee on shareholders who liquidate their ownership within five days of purchase.  We are pleased that the SEC has concluded that assessment of this type of fee should be determined by each fund based on its own circumstances.  At the present time, the Conestoga Small Cap Fund, which has very low turnover relative to comparable mutual funds, does not assess any redemption fee.  As the Fund grows, however, the Board may consider imposing a fee on short-term Fund redemptions.

Not Part of the Semi-Annual Report to Shareholders

Further Information

Fortunately, the rate of regulatory and legislative inquiry into the mutual fund industry seems to have slowed.  We are growing more accustomed to the new rules and regulations with which all mutual funds must comply.  While some new rules are still not effective, many have become part of the way we do business.  More information about brokerage transactions may be shared with fund investors as the SEC finalizes disclosure rules relative to these transactions.

Brokerage fees paid by the Fund for the six month period ending March 31, 2005 were $6,945.  Some of the brokerage fees are used to purchase research information from unaffiliated organizations.  In the most recent six month period ending March 31, 2005, $3,390 of brokerage commissions were used for research purposes. We estimate of that amount, $730 was for execution and $2,660 was for research services.

As always, please feel free to contact us concerning any element of the Fund’s operations.  We would be pleased to share any information with you that we are legally able to share.

Thank you for investing in the Conestoga Small Cap Fund.

W. Christopher Maxwell,

Chairman and Chief Executive Officer

The Conestoga Funds

Not Part of the Semi-Annual Report to Shareholders

May 25, 2005

Dear Fellow Shareholders,

The six month period ending March 31, 2005, was noteworthy for the Fund in that the results for the quarter ending March 31, 2005 undermined the positive performance in the first fiscal quarter, ending on December 31, 2004.  The negative environment which was present for equities in general during the second fiscal quarter was particularly pronounced for small cap growth stocks.  It should be noted that small caps stocks, as measured by the Russell 2000 Index, have outperformed large caps, as measured by the S&P 500, in each of the last five calendar years.

During the six months ending March 31, 2005, the Fund underperformed its benchmarks (the Russell 2000 and Russell 2000 Growth Indices), as portrayed in the chart below:

	Quarter Ending December 31, 2004	Quarter Ending March 31, 2005	September 30, 2004 to March 31, 2005
Conestoga Fund	9.08%	-4.89%	3.74%
Russell 2000 Index	14.47%	-5.55%	8.36%
Russell 2000 Growth Index	15.42%	-7.12%	7.55%

Stock selection accounted for 85% of the Fund’s underperformance, with sector allocation accounting for the remaining 15%.  There was a minor contribution from a modest cash overweighting.  We saw weak performance in the consumer discretionary sector (retail, restaurants.)  Countering this, we experienced positive contributions from the auto & transportation, healthcare, and financial services sectors.  Specifically, Polaris Industries, Inc., Computer Programs & Systems, Inc., Graco, Inc., and Oshkosh Truck Corp. all provided positive contributions to the portfolio while Startek, Inc. and Meridian Resources Corp. were large detractors in the portfolio’s return.

During the period, we eliminated holdings in ICU Medical, Inc. due to weakened fundamentals and Ruby Tuesday, Inc., as we saw better opportunities elsewhere.  Additionally, we established holdings in Private Bancorp, Inc., Amcol International Corp., and Rollins, Inc.  These modest changes within the portfolio kept the turnover well within traditional levels.  Below are brief summaries of the attributes of the newly acquired companies:

New Names Added to the Portfolio:

1.

Private Bancorp, Inc. (PVTB)  Sector: Financial Services

Based in Chicago, IL, PVTB is a holding company for the Private Bank and Trust Company, The PrivateBank (St. Louis), The PrivateBank (Milwaukee) and Lodestar Investment Counsel, LLC.  Through its ten offices (eight in Chicago, one in St. Louis and one in Milwaukee), PVTB offers European style banking services to entrepreneurs and professionals.  The company had assets of $2.5 billion as of December 31, 2004.  PVTB was founded in 1989 and went public in 1999. The merger activity of large banks (i.e. JP Morgan and Banc One) has created an attractive environment for PVTB to take market share from the larger banks.  PVTB has generated earnings growth of 29% annually over the last six years.  The company’s recently opened Milwaukee office, led by Jay Wright, the former President of U.S. Bank-Wisconsin, and continued growth in Chicago and St. Louis, should allow for consistent 15-20% earnings growth over the next three to five years.

Not Part of the Semi-Annual Report to Shareholders

New Names Added to the Portfolio (Cont’d.):

2.

Rollins Inc. (ROL)   Sector: Consumer Discretionary

Based in Atlanta, GA, Rollins, Inc. (ROL) is a leader in pest-control and termite-control services in the United States.  Through its Orkin subsidiary, the company serves approximately 1.6 million customers from approximately 400 locations in North America.  The company derives 65% of its revenue from the residential segment and 35% from the commercial segment.  The company was founded in 1901 and went public in 1968.  The pest control business is an excellent business.  It boasts significant recurring revenue streams, requires minimal capital expenditures and generates significant free cash flow.  Led by the Rollins family, ROL’s insiders own 56% of the company.  The significant family ownership enables the company to act in the best long-term interests of shareholders.  The company’s management team is headed by Gary Rollins, the CEO, COO and President.  One tangible sign of this long-term perspective is evidenced by ROL having invested in building the industry’s only technician training center.  We expect the company to significantly expand its operating margins through better execution and productivity improvements, including a new scheduling software package.  We believe the company will grow its top line between 5%-10% and operating income by 15%.

3.

Amcol Corp. (ACO)  Sector: Materials and Processing

Based in Arlington Heights, IL, Amcol International is one of the world’s leading producers of benonite.  Benonite is an extremely versatile, absorbent clay that is used in a variety of consumer and industrial applications.  Benonite is used in products such as metal casting molds, cat litter (making it scoopable), powder detergents and geosynthetic clay liners.  The product’s attractive qualities include its dispersion, absorption and attraction/repellant capabilities.  Importantly, the company has a solid reserve base in excess of 25 years.  ACO operates three divisions: minerals (59% of revenues), environmental (34% of revenues) and transportation (7% of revenues).  The company was founded in 1927 and went public in 1992.  We believe the company to be a solid investment for the following reasons: 1) ACO’s management team is strong and shareholder oriented, 2) ACO is a market leader in the multiple end markets it serves, and 3) the company has a strong balance sheet and solid cash flow characteristics.

In summary, with interest rates leveling off, energy prices abating, and the stock market correction not withstanding, we believe there remain good opportunities in our segment of the market.  With prices having declined, we see opportunities arising for our shareholders.

We appreciate your continued trust and confidence in our management process and your interest in the Conestoga Small Cap Fund.

Sincerely,

William C. Martindale, Jr., Managing Partner

Robert M. Mitchell, Managing Partner

Portfolio Manager, Conestoga Small Cap Fund

Portfolio Manager, Conestoga Small Cap Fund

Not Part of the Semi-Annual Report to Shareholders

CONESTOGA SMALL CAP FUND

		Schedule of Investments
		March 31, 2005 (Unaudited)
Shares/Principal Amount		Market Value	% of Total Net Assets

COMMON STOCKS

AUTO AND TRANSPORTATION

Recreational Vehicles and Boats
3,000	Polaris Industries, Inc.	$210,690	3.48%
4,750	Winnebago Industries, Inc.	150,100	2.48%
Recreational Vehicles and Boats Industry Total		360,790	5.97%

Truckers
4,975	Knight Transportation, Inc. *	122,733	2.03%

Auto Trucks and Parts
825	Oshkosh Truck Corp.	67,642	1.12%

	AUTO AND TRANSPORTATION SECTOR TOTAL	551,165	9.12%

CONSUMER DISCRETIONARY

Consumer Products
4,500	Matthews International Corp.	147,420	2.44%
4,750	Yankee Candle Co. , Inc.	150,575	2.49%
Consumer Products Industry Total		297,995	4.93%

Education Services
3,500	Renaissance Learning, Inc.	59,920	0.99%

Household Furnishings
4,250	American Woodmark Corp.	154,190	2.55%

Leisure Time
4,500	SCP Pool Corp.	143,370	2.37%

Retail
2,500	School Specialty, Inc. *	97,900	1.62%

Services Commercial
4,000	Coinstar, Inc. *	84,800	1.40%
4,400	Rollins, Inc.	143,685	2.38%
3,500	Startek, Inc.	58,800	0.97%
Services Commercial Industry Total		287,285	4.75%

	CONSUMER DISCRETIONARY SECTOR TOTAL	1,040,660	17.21%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

6

FINANCIAL SERVICES

Banks
6,000	Boston Private Financial Holdings, Inc.	142,500	2.36%
4,400	Private Bancorp, Inc.	138,204	2.29%
Banks Industry Total		280,704	4.64%

Finance Companies
5,000	World Acceptance Corp. *	127,600	2.11%

Financial Data Processing Services
2,750	Kronos, Inc. *	140,552	2.32%

Financial Information Services
4,700	Factset Research Systems, Inc.	155,147	2.57%

Financial Miscellaneous
4,000	Financial Federal Corp.	141,480	2.34%
3,000	TSX Group, Inc.	155,280	2.57%
Financial Miscellaneous Industry Total		296,760	4.91%

	FINANCIAL SERVICES SECTOR TOTAL	1,000,763	16.55%

HEALTHCARE

Bio-Technology Research and Production
3,000	Integra Lifesciences Holdings Co. *	105,660	1.75%
3,400	Kensey Nash Corp. *	92,072	1.52%
Bio-Technology Research and Production Industry Total		197,732	3.27%

Healthcare Management Services
6,450	Computer Programs & Systems, Inc.	181,116	3.00%

Medical and Dental Instruments and Supplies
3,000	Landauer, Inc.	142,620	2.36%
3,350	Mentor Corp.	107,535	1.78%
4,100	Techne Corp. *	164,738	2.72%
Medical and Dental Instruments and Supplies Industry Total		414,893	6.86%

	HEALTHCARE SECTOR TOTAL	793,741	13.13%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

7

MATERIALS AND PROCESSING

Building Materials
5,250	Simpson Manufacturing Co., Inc.	162,225	2.68%

Metals & Minerals
7,000	Amcol International Corp.	131,320	2.17%

Textile Products
12,000	Unifi, Inc. *	40,200	0.66%

	MATERIALS AND PROCESSING SECTOR TOTAL	333,745	5.52%

OTHER ENERGY

Oil: Crude Producers
2,500	St. Mary Land Exploration Co.	125,125	2.07%
13,000	Meridian Resources Corp. *	67,080	1.11%
Oil: Crude Producers Industry Total		192,205	3.18%

Machinery: Oil Well Equipment & Service
1,500	Carbo Ceramics, Inc.	105,225	1.74%

	OTHER ENERGY SECTOR TOTAL	297,430	4.92%

PRODUCER DURABLES

Aerospace
2,000	Curtiss Wright Corp.	114,000	1.89%

Electrical Equipment & Components
4,400	Franklin Electric Co., Inc.	166,012	2.75%

Identification Control & Filter Devices
2,750	Cuno, Inc. *	141,322	2.34%

Machinery: Specialty
5,000	Graco Inc.	201,800	3.34%

Telecommunications Equipment
4,000	Plantronics, Inc.	152,320	2.52%

	PRODUCER DURABLES SECTOR TOTAL	775,454	12.83%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

8

TECHNOLOGY

Communications Technology
5,500	Avocent Corp. *	141,130	2.33%
6,500	Digi International, Inc. *	89,180	1.48%
5,500	Inter-Tel, Inc.	134,750	2.23%
Communications Technology Industry Total		365,060	6.04%

Computer Technology
3,500	Hutchinson Technology, Inc. *	121,730	2.01%

Electronics: Semi-Conductor
6,000	Integrated Circuit Systems, Inc. *	114,720	1.90%

Electronics: Technology
4,250	Trimble Navigation, Ltd. *	143,693	2.38%

	TECHNOLOGY SECTOR TOTAL	745,203	12.33%

OTHER

Multisector Companies
9,200	Raven Industries, Inc.	187,864	3.11%

	TOTAL OTHER	187,864	3.11%

TOTAL COMMON STOCKS
	(Cost $4,583,543)	5,726,025	94.71%

SHORT-TERM INVESTMENTS
268,395	First American Prime Obligations Fund 1.98%	268,395	4.44%
174,934	First American Government Obligations Fund 1.99%	174,934	2.89%
1,390	First American Treasury Obligations Fund 1.85%	1,390	0.02%
	(Cost $444,719) (a)	444,719	7.36%

TOTAL INVESTMENTS
	(Cost $5,028,262)	6,170,744	102.07%

	Liabilities less other Assets	(125,079)	-2.07%

	TOTAL NET ASSETS	$6,045,665	100.00%

* Non-income producing.
(a) Variable rate security; the coupon rate shown represents the yield at March 31, 2005.
The accompanying notes are an integral part of the financial statements.

9

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities
March 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$6,170,744
(Cost $5,028,262)
Cash	2,947
Dividends Receivable	4,184
Interest Receivable	746
Prepaid Trustee Fees	485
Total Assets	6,179,106
Liabilities:
Payable for Securities Purchased	133,441
Total Liabilities	133,441
Net Assets	$6,045,665

Net Assets Consist of:
Paid In Capital	$4,899,375
Accumulated Undistributed Net Investment Loss	(12,222)
Realized Gain (Loss) on Investments - Net	16,030
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Cost - Net	1,142,482
Net Assets, for 388,492, Shares Outstanding (Shares Authorized: Indefinite)	$6,045,665

Net Asset Value and Redemption Price
Per Share ($6,045,665/388,492 shares)	$15.56

The accompanying notes are an integral part of the financial statements.

10

CONESTOGA SMALL CAP FUND

Statement of Operations
For the six months ended March 31, 2005 (Unaudited)

Investment Income:
Dividends	$18,982
Interest	3,475
Total Investment Income	22,457
Expenses:
Investment Adviser Fees	30,825
Trustees' Fees and Expenses	3,854
Total Expenses	34,679

Net Investment Income (Loss)	(12,222)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	6,564
Unrealized Appreciation (Depreciation) on Investments	132,364
Net Realized and Unrealized Gain (Loss) on Investments	138,928

Net Increase (Decrease) in Net Assets from Operations	$126,706

The accompanying notes are an integral part of the financial statements.

11

CONESTOGA SMALL CAP FUND

Statements of Changes in Net Assets
	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	3/31/2005	9/30/2004
From Operations:
Net Investment Income (Loss)	($12,222)	($16,712)
Net Realized Gain (Loss) on Investments	6,564	93,865
Net Unrealized Appreciation (Depreciation)	132,364	695,628
Increase (Decrease) in Net Assets from Operations	126,706	772,781
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	(79,711)	0
Change in Net Assets from Distributions	(79,711)	0
From Capital Share Transactions:
Proceeds From Sale of Shares	1,575,753	863,593
Shares Issued on Reinvestment of Dividends	12,816	0
Cost of Shares Redeemed	(53,012)	(69,523)
Net Increase (Decrease) from Shareholder Activity	1,535,557	794,070

Net Increase (Decrease) in Net Assets	1,582,552	1,566,851

Net Assets at Beginning of Period	4,463,113	2,896,262
Net Assets at End of Period	$6,045,665	$4,463,113

The accompanying notes are an integral part of the financial statements.

12

CONESTOGA SMALL CAP FUND

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months	For the Year	For the Period
	Ended	Ended	Ended
	3/31/2005	9/30/2004	9/30/2003(a)

Net Asset Value - Beginning of Period	$15.26	$12.28	$10.00
Net Investment Income (Loss)	(0.04)	(0.06)	(0.10)
Net Gains or Losses on Securities
(realized and unrealized)	0.61	3.04	2.39
Total from Investment Operations	0.57	2.98	2.29

Distributions (From Capital Gains)	(0.27)	0	(0.01)
Total Distributions	(0.27)	0	(0.01)

Net Asset Value - End of Period	$15.56	$15.26	$12.28

Total Return	3.74%	24.27%	22.97%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	6,046	4,463	2,896

Before Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.65%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.47)%	(0.48)%	(0.85)%

After Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.60%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.47)%	(0.43)%	(0.85)%

Portfolio Turnover Rate (Annualized)	16.87%	25.70%	32.43%

(a) Commencement of operations October 1, 2002.

The accompanying notes are an integral part of the financial statements.

13

CONESTOGA SMALL CAP FUND

Expense Example

As a shareholder of the Conestoga Small Cap Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2004 through March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

 The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Conestoga Small Cap Fund

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 31, 2004
	October 1, 2004	March 31, 2005	to March 31, 2005

Actual	$1,000.00	$1,037.45	$6.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2005

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the security, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency- Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or

15

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2005

(continued)

Note 2.  Summary of Significant Accounting Policies (Continued)

paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions- The Trust follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average net asset value of the Fund.  For the six months ended March 31, 2005, the Adviser earned advisory fees of $30,825.

The Trust, on behalf of the Fund, has adopted a distribution  plan (the "Distribution  Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund or its Distributor.  The Plan provides that the Fund will reimburse the Adviser and the Distributor for actual distribution and shareholder servicing expenses incurred by the Adviser and the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  On April 1, 2003, with Board approval, the Fund commenced the Rule 12b-1 accrual of 0.25% of average daily net assets.  During the year ended September 30, 2004, the Fund incurred $9,812 of which $2,009 were voluntary waived by the Adviser of Rule 12b-1 related expenses.  As of September 30, 2004, the Fund owed $905 to the Adviser for 12b-1 expenses.  Effective October 1, 2004, the Fund ceased accruing 12b-1 fees based upon Board approval.

16

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2005

(continued)

Note 3. Investment Advisory Agreement and Other Related Party Transactions (Continued)

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

The beneficial ownership, either directly or indirectly, of more that 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2005, National Financial Services Corporation held, for the benefit of others, in aggregate, approximately 82% of the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2005, were as follows:

Purchases	$ 1,700,999
Sales	$ 404,895

For Federal Income Tax purposes, the cost of investments owned at March 31, 2005 is $5,028,262.  As of March 31, 2005, the gross unrealized appreciation on a tax basis totaled $1,336,329 and the gross unrealized depreciation totaled $193,847 for a net unrealized appreciation of $1,142,482.

Note 5. Capital Stock

As of March 31, 2005, an indefinite number of shares of .001 par value capital stock were authorized and Paid In Capital and amounted to $4,899,375.  The following table summarizing the activity and shares of the Fund:

	For Six Months Ended 3/31/2005		For the Year Ended 9/30/2004

	Shares	Value	Shares	Value

Issued	98,466	$ 1,575,753	61,641	$ 863,593
Reinvested	827	$ 12,816	0	$ 0
Redeemed	(3,316)	$ (53,012)	(5,039)	$ (69,523)
Total	95,977	$ 1,555,557	56,602	$ 794,070

Note 6. Distributable Earnings

As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 0
Undistributed long-term capital gain/ (accumulated losses)	89,177
Unrealized appreciation/ (depreciation)	1,010,118
$ 1,099,295

17

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2005

(continued)

Note 7. Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of the distributions paid during the fiscal years of 2005 and 2004 were as follows:

Ordinary Income		Long-Term Capital Gain

2005	2004	2005	2004
---	---	$79,711	---

Note 8. Change in Registered Public Accounting Firm

On November 18, 2004, Cohen McCurdy, Ltd. was removed as the independent registered public accounting firm for the Funds.  Cohen McCurdy, Ltd. was previously engaged as the independent registered public accounting firm to audit the Fund’s financial statements.

Cohen McCurdy, Ltd. issued reports on the Fund’s financial statements as of September 30, 2004.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to remove Cohen McCurdy, Ltd. was approved by the Fund’s Audit Committee and ratified by the Fund’s Board of Trustees.

At no time preceding the removal of Cohen McCurdy, Ltd. were there any disagreements with Cohen McCurdy, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen McCurdy, Ltd. would have caused it to make reference to the subject matter of the disagreements in connection with its report.  At no time preceding the removal of Cohen McCurdy, Ltd. did any of the events enumerated in paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K occur.

The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 18, 2004.  At no time preceding the engagement of Briggs Bunting & Dougherty, LLP did the Fund consult Briggs Bunting & Dougherty, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

Note 9.  Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note 10.  Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

CONESTOGA SMALL CAP FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Directors and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name, Address, Age Disinterested Trustees[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Director[3]
Michael R. Walker Age: 56	Trustee	Since 2002	Partner Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004; Genesis Health Ventures Chairman and CEO, 1985-2002	1	None
Nickolas J. Kovich Age: 49	Trustee	Since 2002	Private Investor: Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley Investment Management, 1996-2001	1	None
William B. Blundin Age: 66	Trustee	Since 2002	Bransford Investment Partners, LLC. CEO, since 1997	1	Trustee, the Saratoga Funds
Richard E. Ten Haken Age: 70	Trustee	Since 2002	Ten Haken & Assoc., Inc. President and CEO, since 1992	1	Trustee, the Bryce Funds
Interested Trustees[4]
W. Christopher Maxwell Age: 61	Chairman & CEO, Trustee	Since 2002	Managing Partner at Conestoga Capital Advisors, since 2001; Maxwell Associates President & CEO, since 1997	1	None
William C. Martindale Jr. Age: 62	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors, since 2001, Co-Portfolio Manager of the Fund; Chief Investment Officer of Martindale Andres & Co. 1989-2001	1	None

Notes:

1

Each director may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

19

Board of Trustees

Mr. W. Christopher Maxwell, Chairman

Mr. William B. Blundin

Mr. Nicholas J. Kovich

Mr. William C. Martindale, Jr.

Mr. Richard E. Ten Haken

Mr. Michael R. Walker

Investment Adviser

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH  44141

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, PA 19102

Counsel

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Officers

W. Christopher Maxwell, Chairman

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer

Robert M. Mitchell, Treasurer

Raymond P. Scott, III, Senior Vice President

Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

M. Lorri McQuade, Vice President

Michelle L. Czerpak, Vice President

Gregory Getts, Assistant Treasurer

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

20

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date June 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date June 2, 2005

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date June 2, 2005

* Print the name and title of each signing officer under his or her signature.